UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 1, 2009

Date of Report (Date of Earliest Event Reported)

ZBB ENERGY CORPORATION
(Exact name of small business issuer as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	001-33540 (Commission File Number)	39-1987014 (IRS Employer Identification No.)

N93 W14475 Whittaker Way, Menomonee Falls, WI  53051
(Address of principal executive offices)

(262) 253-9800
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2009 ZBB Energy Corporation (NYSE-Amex: ZBB) announced that Mr. Robert J. Parry had notified the Company’s Board of Directors of his intention to retire in 2010 as President and Chief Executive Officer of the Company after his successor is elected and a successful transition has been completed.

Upon retirement as CEO, Mr. Parry will continue to serve as a Director.

The text of ZBB’s press release entitled “ZBB Energy CEO Announce Retirement Plan” is filed with this report as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

Exhibit
Number	Description

99.1	Text of press release issued by ZBB, dated October 1, 2009, entitled “ZBB Energy CEO Announce Retirement Plan” (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2009	ZBB ENERGY CORPORATION

	By:	/s/ Robert J. Parry
	Name:	Robert J. Parry
	Title:	Chief Executive Officer